Exhibit 99.1

41 ST ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE January 11, 2023

Disclaimer This presentation (Presentation) relates to EQRx , Inc. (together with its consolidated subsidiaries, EQRx ). EQRx is a new type of pharmaceutical company committed to developing and delivering innovative medicines for some of the most prevalent disease areas, including cancer and immune - inflammatory condition s. Launched in January 2020, EQRx is leveraging cutting - edge science, technology and strategic partnerships with stakeholders from across the healthcare system toward the goal of increasing access for patients around the world. Forward - Looking Statements. Certain statements in this Presentation may be considered forward - looking statements within the meaning of the provisions of the Private Securities Litigation Reform Act of 1995. Forward - looking statements generally relate to potential future events or EQRx’s potential future financial or operating performance. For example, express or implied statements concerning the following include forward - looking statements: the potential for EQRx’s product candidates; the timing of regulatory approvals, data readouts and milestones; lerociclib’s ability to balance efficacy and safety and provide clinical benefit to patients; franchise opportunities for lerociclib and other product candidates, including opportunities for new indications; EQRx’s planned and ongoing clinical trials, including enrollment and timing thereof; market size and addressable patient populations a s well as projected spend; path to market for EQRx’s product candidates; expectations regarding commercialization; unaudited cash at year - end and EQRx’s cash runway; among others. In some cases, you can identify forward - looking statements by terminology such as (but not limited to) “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “could”, “project”, “budget”, “forecast”, “anticipate”, “plan”, “design” or “continue”, or the negatives of these terms or va ria tions of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from t hos e expressed or implied by such forward - looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by EQRx and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may c aus e actual results to differ materially from current expectations include, but are not limited to, risks associated with the change in EQRx’s business model, EQRx’s plan to use market pricing in the U.S., changes in the competitive and highly regulated industries in which EQRx operates including due to new legislation such as the Inflation Reduction Act, the timing and outcome of EQRx’s planned submissions to and interactions with regulatory authorities and its ability to gain approvals, risks that the regulatory pathway in one or more markets may not be co mpatible with EQRx’s business model, delay of any current and future clinical trials or the development or regulatory approval of EQRx’s product candidates, the competitive landscape for its pipeline candidates and potential for changes in standard of care, as well as other general economic conditions and other risks, uncertainties and factors set forth in the section entitl ed “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in EQRx’s most recent Annual Report on Form 10 - K or Quarterly Report on Form 10 - Q filings, and other documents filed by EQRx from time to time with the SEC, as well as factors associated with companies, such as EQRx , that operate in the biopharma industry, including uncertainty in the timing or results of preclinical studies and clinical tri als, product acceptance and/or receipt of regulatory approvals for product candidates, including any delays and other impacts from the ong oin g COVID - 19 pandemic. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or th at any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. EQRx does not undertake or accept any duty to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is ba sed . This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in EQRx . Unaudited Financial Information. The estimated cash, cash equivalents, and short - term investments figure included in this Presentation is preliminary and unaudit ed, represents a management estimate as of the date of this Presentation and is subject to completion of EQRx's financial closing procedures. EQRx's independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, such estimated cash, cash equivalents, and short - term investments figure. Trademarks. The EQRx logo and other trademarks or service marks or EQRx appearing in this Presentation are the property of EQRx . This Presentation also contains registered marks, trademarks, and trade names of other companies. All other registered marks, and trade names appearing herein are the property of their respective holders. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols. 02

A s ystematic f ast f ollower working to develop best - in - class therapies for patients 03

Company snapshot 2023 • Therapeutic candidates in development with best - in - class, best - in - combination potential • Multiple ex - US filings under review, with first approvals expected in 2023 • Important regulatory milestones and data readouts anticipated in 2023 and beyond • Starting year with $ 1.4B cash, cash equivalents, and short - term investments (unaudited)* 04 *This estimated cash, cash equivalents, and short - term investments figure is preliminary and unaudited, represents a management estimate as of the date of this Presentation and is subject to completion of EQRx's financial closing procedures. EQRx's independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, such estimated cash, cash equivalents, and short - term investments figure.

Target / MOA CDK4/6 Molecule type Small molecule Lead indication(s) HR+/HER2 - breast cancer Endometrial cancer Status Phase 2 Molecule Source G1 Therapeutics (USA) LEROCICLIB Best - in - class potential for CDK4/6i Abbreviations: CDK4/6( i ) – cyclin - dependent kinases 4 and 6 (inhibitor); HER2 - – human epidermal growth factor receptor 2 negative; HR+ – hormone receptor positive; MOA – mechanism of action. 05

6 Tolerability and dosing of current FDA - approved CDK4/6 inhibitors Opportunities for next - generation CDK4/6 inhibitors LEROCICLIB Neutropenia Grade 3/4 Diarrhea Nausea Palbociclib (PALOMA - 3) 1 66% 24% 34% Ribociclib (MONALEESA - 3) 2 53% 29% 45% Abemaciclib (MONARCH - 2) 3 27% 86% 45% Abbreviations: CDK4 /6 – cyclin - dependent kinases 4 and 6. References : 1. Pfizer Inc. IBRANCE ( palbociclib ) [package insert] U.S. Food and Drug Administration website. www.accessdata.fda.gov/drugsatfda_docs/label/2019/212436lbl.pdf . Revised 11/2019 2. Novartis Pharmaceuticals Corporation KISQALI ( ribociclib ) [package insert] U.S. Food and Drug Administration website. www.accessdata.fda.gov/drugsatfda_docs/label/2019/209092s004lbl.pdf . Revised 9/2019 3. Eli Lilly and Company VERZENIO ( abemaciclib ) [package insert] U.S. Food and Drug Administration website. www.accessdata.fda.gov/drugsatfda_docs/label/2018/208855s000lbl.pdf. Revised 2/2018 06

Tolerability and dosing of current FDA - approved CDK4/6 inhibitors Frequent dose reductions and discontinuations LEROCICLIB 07 Opportunities for next - generation CDK4/6 inhibitors Neutropenia Grade 3/4 Diarrhea Nausea Continuous dosing at recommended dose Palbociclib (PALOMA - 3) 1 66% 24% 34% 0% Ribociclib (MONALEESA - 3) 2 53% 29% 45% 0% Abemaciclib (MONARCH - 2) 3 27% 86% 45% 48% Abbreviations: CDK4 /6 – cyclin - dependent kinases 4 and 6. References : 1. Pfizer Inc. IBRANCE ( palbociclib ) [package insert] U.S. Food and Drug Administration website. www.accessdata.fda.gov/drugsatfda_docs/label/2019/212436lbl.pdf . Revised 11/2019 2. Novartis Pharmaceuticals Corporation KISQALI ( ribociclib ) [package insert] U.S. Food and Drug Administration website. www.accessdata.fda.gov/drugsatfda_docs/label/2019/209092s004lbl.pdf . Revised 9/2019 3. Eli Lilly and Company VERZENIO ( abemaciclib ) [package insert] U.S. Food and Drug Administration website. www.accessdata.fda.gov/drugsatfda_docs/label/2018/208855s000lbl.pdf. Revised 2/2018

LEROCICLIB

Lerociclib designed to be a best-in-class CDK4/6i

"Recognizing the unmet need of breast cancer patients, we designed this molecule with the goal of delivering the best balance of efficacy and safety possible."

NED SHARPLESS
Former NCI Director
& Former Acting Commissioner of FDA,
now of Jupiter BioVentures

Designed for Potency & Selectivity

POTENCY	
CDK4	1nM (IC_{50})
CDK6	2nM (IC_{50})

Abbreviations: CDK4/6i - cyclin-dependent kinases 4 and 6 (inhibitor); **FDA** - U.S. Food and Drug Administration; **IC50** – half maximal inhibitory concentration; **NCI** - National Cancer Institute; **nM** – nanomolar.

Reference: Data on File, EQRx. IB Section 1.2

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LEROCICLIB Abbreviations: BID – twice daily; mBC - metastatic breast cancer. Reference: G1 Therapeutics - sponsored study in 1L / 2L mBC , NCT02983071 Phase 1/2 mBC study, n = 110 150mg BID, n = 20 Data exist from 300+ patients and healthy volunteers in US and Europe 09 Phase 1/2 data suggest that lerociclib’s tolerability and continuous dosing could lead to clinical benefit for patients

LEROCICLIB Abbreviations: BID – twice daily; mBC – metastatic breast cancer. Reference: G1 Therapeutics - sponsored study in 1L/2L mBC , NCT02983071 Phase 1/2 mBC study, n = 110 150mg BID, n = 20 Data exist from 300+ patients and healthy volunteers in US and Europe Neutropenia Grade 3/4 40% Diarrhea 30% Nausea 20% Tolerability 10 Phase 1/2 data suggest that lerociclib’s tolerability and continuous dosing could lead to clinical benefit for patients

LEROCICLIB Abbreviations: AE – adverse event; BID – twice daily; mBC – metastatic breast cancer. Reference: G1 Therapeutics - sponsored study in 1L/2L mBC , NCT02983071 Phase 1/2 mBC study, n = 110 150mg BID, n = 20 Data exist from 300+ patients and healthy volunteers in US and Europe Continuous dosing Neutropenia Grade 3/4 40% Diarrhea 30% Nausea 20% Tolerability % discontinued due to AEs 5% % dose reduction due to AEs 10% Continuous dosing at recommended dose 85% 11 Phase 1/2 data suggest that lerociclib’s tolerability and continuous dosing could lead to clinical benefit for patients

LEROCICLIB

Phase 1/2 data suggest that lerociclib's tolerability and continuous dosing could lead to clinical benefit for patients

Data exist from 300+ patients and healthy volunteers in US and Europe

- **Phase 1/2 mBC study, n = 110**
  - **150mg BID, n = 20**

Tolerability		Continuous dosing		Clinical activity	
Neutropenia Grade 3/4	**40%**	**% discontinued due to AEs**	**5%**	**Median PFS**	**27.6m**
Diarrhea	**30%**	**% dose reduction due to AEs**	**10%**	**ORR** ITT with measurable disease	**37%**
Nausea	**20%**	**Continuous dosing at recommended dose**	**85%**	**CBR**	**74%**

Abbreviations: AE – adverse event; **BID** – twice daily; **CBR** – clinical benefit rate, i.e., the percentage of patients who achieve complete response, partial response, or at least six months of stable disease as a result of therapy; **ITT** – intention-to-treat; **m** – months; **mBC** – metastatic breast cancer; **ORR** – objective response rate; **PFS** – progression free survival.

Reference: G1 Therapeutics-sponsored study in 1L/2L mBC, NCT02983071

EQRx

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LEROCICLIB

Phase 1/2 data suggest that lerociclib's tolerability and continuous dosing could lead to clinical benefit for patients

- **Data exist from 300+ patients and healthy volunteers in US and Europe**
  - Phase 1/2 mBC study, n = 110
  - 150mg BID, n = 20
- **EQRx Phase 2 Study: 1L/2L mBC**
  60% recruited of ~100 patients planned in US, Europe, and Mexico
- **Genor Phase 3 Studies: 1L & 2L mBC**
  Hundreds of additional patients

Abbreviations: **BID** – twice daily; **mBC** – metastatic breast cancer.

Reference: G1 Therapeutics-sponsored study in 1L/2L mBC, NCT02983071

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Franchise opportunity across indications within and beyond hormon e - driven cancers , as monotherapy and in combination LEROCICLIB Abbreviations : CDK4/6i - cyclin - dependent kinases 4 and 6 inhibitor; HR+ - hormone receptor positive; HER2 - – human epidermal growth factor receptor 2 negative; mBC – metastatic breast cancer. 14 mBC Adjuvant Current CDK4 / 6i’s only approved in HR+/ HER2 - metastatic and high - risk adjuvant breast cancer ( Ki - 67 score of ≥20%) HR+/ HER2 - breast cancer Addressable Patients in 2023 1 Mainstay Indications

Franchise opportunity across indications within and beyond hormon e - driven cancers , as monotherapy and in combination LEROCICLIB Abbreviations: CDK4/6i - cyclin - dependent kinases 4 and 6 inhibitor; ER PROTAC - estrogen receptor proteolysis targeting chimera; HR+ - hormone receptor positive; HER2 - – human epidermal growth factor receptor 2 negative; mBC – metastatic breast cancer; PARPi - Poly (ADP - ribose) polymerase. 15 mBC Adjuvant Micro metastatic Continuation Current CDK4 / 6i’s only approved in HR+/ HER2 - metastatic and high - risk adjuvant breast cancer ( Ki - 67 score of ≥20%) HR+/ HER2 - breast cancer Additional lines of treatment Combination regimens Mainstay Indications Addressable Patients in 2023 1 +Chemo +PARP +ER PROTAC Mainstay Expansion

mBC Franchise opportunity across indications within and beyond hormon e - driven cancers , as monotherapy and in combination Adjuvant Micro metastatic Continuation Endometrial Ovarian CRPC LEROCICLIB Current CDK4 / 6i’s only approved in HR+/ HER2 - metastatic and high - risk adjuvant breast cancer ( Ki - 67 score of ≥20%) HR+/ HER2 - breast cancer Additional lines of treatment Combination regimens Mainstay Indications Mainstay Expansion New Indication Opportunities Other Hormone - driven Cancers Addressable Patients in 2023 1 In cancers with mechanistic or clinical proof - of - concept with significant unmet needs Abbreviations: CDK4 / 6i - cyclin - dependent kinases 4 and 6 inhibitor; ER PROTAC - estrogen receptor proteolysis targeting chimera; CRPC – castrate - resistant prostate cancer; HER2 - – human epidermal growth factor receptor 2 negative; HR+ - hormone receptor positive; mBC – metastatic breast cancer; PARPi - Poly (ADP - ribose) polymerase. +Chemo +PARP +ER PROTAC 16

Potential path to market for lerociclib 2021 2022 2023 2024 2025 2026 2027 2028 Potential filing ex - US late 2025 BREAST • Phase 2 1L / 2L HR+/ HER2 - Breast Cancer EQRx ; US / Europe / Mexico, enrollment ongoing ENDOMETRIAL • Phase 3 Metastatic endometrial cancer + letrozole EQRx ; global, IND accepted EXPANSION & NEW OPPORTUNITIES • Additional indications Plans being developed Initiating 1H 2023 Potential global filing late 2025 LEROCICLIB Abbreviations: HER2 - – human epidermal growth factor receptor 2 negative; HR+ - hormone receptor positive; IND – investigational new drug application. 17

AUMOLERTINIB An important treatment option for EGFRm NSCLC* Target / MOA 3rd - generation EGFR TKI Molecule type Small molecule Lead indication(s) 1L EGFR - mutated NSCLC Status Phase 3 / filed (UK and Europe) / approved (China) Molecule Source Hansoh (China) Abbreviations: EGFR(m) – epidermal growth factor receptor (mutated); NSCLC – non - small cell lung cancer; TKI – tyrosine kinase inhibitor. *Note: aumolertinib is only currently approved in China. 18

Designed to retain mutant selectivity for metabolites IC 50 ( nM ) 1 EGFR cell line a Aumolertinib Aumolertinib Major metabolite PC9 (ex19del) 4 20 HCC827 (ex19del) 3 12 H1975 (L858R / T790M) 3 13 PC9 - GR (ex19del / T790M) 3 14 A431 (WT) 597 1338 IC 50 (nM) 1,2 EGFR cell line a Osimertinib Osimertinib Metabolite AZ5104 PC9 (ex19del) 8 2.6 H1975 (L858R / T790M) 11 3.3 H2073 (WT) 461 53 AUMOLERTINIB Abbreviations: IC50 – half maximal inhibitory concentration; nM – nanomolar; WT – wild type . Notes: a. L858R and Ex19 Del are primary EGFR mutations; T790M mutations arise only after using 1st and 2nd generation EGFR inhibitors. References: 1. Gao et al. Poster presented at the American Association for Cancer Research Annual Meeting, 2016. 2. Cross et al. Cancer Discovery. 2014. Mutants Wild Type Aumolertinib’s metabolite retains selectivity for mutant vs. wild - type EGFR 19

Retained selectivity leads to fewer EGFR - related side effects AUMOLERTINIB 20 Commonly reported AEs (≥20%, all causality), n (%) Aumolertinib (n=214) Gefitinib (n=215) Any Grade Any Grade Any AEs 211 (98.6%) 213 (99.1%) ALT increased 63 (29.4%) 120 (55.8%) AST increased 64 (29.9%) 116 (54.0%) WBC count decreased 51 (23.8%) 30 (14.0%) CPK increased 76 (35.5%) 20 (9.3%) Platelet count decreased 47 (22.0%) 17 (7.9%) Rash 50 (23.4%) 89 (41.4%) Diarrhea 35 (16.4%) 77 (35.8%) UTI 46 (21.5%) 37 (17.2%) Anemia 43 (20.1%) 21 (9.8%) AE, n (%) Aumolertinib (n =214) Gefitinib (n=215) At least 1 AE 211 (98.6%) 213 (99.1%) At least 1 Grade ≥3 AE 78 (36.4%) 77 (35.8%) At least 1 SAE 47 (22.0%) 46 (21.4%) AE leading to treatment discontinuation 8 (3.7%) 11 (5.1%) AE leading to death 5 (2.3%) 3 (1.4%) Median Exposure • 464 Days on aumolertinib • 254 Days on gefitinib Abbreviations: AE – adverse event; ALT – alanine aminotransferase; AST – aspartate aminotransferase; CPK – creatine phosphokinase; EGFR – epidermal growth factor receptor; N/n – number; SAE – serious adverse event; UTI – urinary tract infection; WBC – white blood cell. Reference : Lu S, et al. J Clin Oncol . 2022. https:// ascopubs.org / doi /full/10.1200/JCO.21.02641.

AUMOLERTINIB Abbreviations: CNS – central nervous system; C I – confidence interval; DoR – duration of response; HR – hazard ratio; OR – odds ratio; ORR – overall response rate; OS – overall survival; PFS – progression - free survival. Reference: 1. Lu S, et al. J Clin Oncol . 2021;39(15 suppl ):9013; Lu S, et al. J Clin Oncol . 2022. https://ascopubs.org/doi/full/10.1200/JCO.21.02641 21 Endpoint Aumolertinib n=214 Gefitinib n=215 HR / OR PFS, median Primary endpoint 19.3 months 9.9 months HR 0.46 (95% CI: 0.36, 0.60) P <0.0001 OS at 29% maturity N/A N/A HR 0.82 (95% CI: 0.57, 1.17) P =0.28 DoR, median 18.1 months 8.3 months HR 0.38 (95% CI: 0.28,0.51) P <0.0001 ORR 74% 72% OR 1.09 (95% CI: 0.70, 1.69) P =0.69 Key efficacy endpoints 1 Clinical efficacy and CNS activity

Median PFS in patients with baseline CNS metastases 2 AUMOLERTINIB 29.0 8.3 (12.3, NA) (6.9, 9.7) Endpoint Aumolertinib n=214 Gefitinib n=215 HR / OR PFS, median Primary endpoint 19.3 months 9.9 months HR 0.46 (95% CI: 0.36, 0.60) P <0.0001 OS at 29% maturity N/A N/A HR 0.82 (95% CI: 0.57, 1.17) P =0.28 DoR, median 18.1 months 8.3 months HR 0.38 (95% CI: 0.28,0.51) P <0.0001 ORR 74% 72% OR 1.09 (95% CI: 0.70, 1.69) P =0.69 Key efficacy endpoints 1 Abbreviations: CNS – central nervous system; CI – confidence interval; DoR – duration of response; HR – hazard ratio; OR – odds ratio; ORR – overall response rate; OS – overall survival; PFS – progression - free survival. Notes: * The p - values for this post hoc analysis are nominal in nature and for informational purposes only. References: 1. Lu S, et al. J Clin Oncol . 2021;39(15 suppl ):9013; Lu S, et al. J Clin Oncol . 2022. https://ascopubs.org/doi/full/10.1200/JCO.21.02641 ; 2. Lu S, et al. Poster presented at ASCO Annual Meeting, 2022. 22 Clinical efficacy and CNS activity

AUMOLERTINIB

Important option in the EGFRi class, as monotherapy and in combination[a]

	Indication	Market Opportunity[b] PATIENTS PER YEAR	Trial	Development Status
Established standard of care	**1L metastatic**	**~35,000** US, UK, EU4	Ph 2 APOLLO (2L)[c] Ph 3 AENEAS (1L)[c] Ph 3 TREBLE (1L chemo combo)	Completed & ongoing
Earlier treatment paradigm	**Adjuvant**	**~5,000** US, UK, EU4 **~2,500** UK, EU4	Ph 3 HS-10296-306 (adjuvant)[c]	Ongoing
Emerging combination regimens	**Combos** *e.g., chemo, EGFRxcMet 4th Gen EGFRi*	**TBD**	Ph 3 TREBLE (1L chemo combo) Additional trials TBD	Ongoing & future

Abbreviations: EGFRi – epidermal growth factor receptor inhibitor; **EGFRxcMet** – EGFR and mesenchymal-epithelial transition (MET) bispecific; **1L** – first-line therapy; **2L** – second-line therapy; **EU4** – Germany, France, Spain, and Italy.

Notes: a. aumolertinib is only currently approved in China; **b.** Market opportunity reflects US, EU4, and UK projection for 2023 treatable population, source: DRG; **c.** Non-EQRx sponsored studies.

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2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Three filings submitted in EU & UK, additional filing anticipated in 2023 First approvals anticipated in late 2023 / early 2024, anticipate 2024 our first full commercial year AUMOLERTINIB • Submitted to MHRA • Submitted to EMA SUGEMALIMAB • Submitted to MHRA for Stage IV NSCLC • Anticipate EMA submission in 1H 2023 Abbreviations: EMA – European Medicines Agency; MHRA – Medicines and Healthcare products Regulatory Agency; NSCLC – non - small cell lung cancer. 24

Meaningful opportunity in the EU and UK # Drug Treatable Patients 2023 1 Projected Net Drug Spend 2026 EGFRi NSCLC 14,000 $1.5B 2 CDK4/6i Breast 80,000 $3.2B 2 PDx1 +chemo NSCLC 40,000 $1.8B 3 LARGE POPULATIONS PROJECTED SPEND Abbreviations: EU4 – Germany, France, Spain, and Italy; EGFRi – epidermal growth factor receptor inhibitor; CDK4 / 6i - cyclin - dependent kinases 4 and 6 inhibitor; NSCLC – non - small cell lung cancer; PDx1 – PD - 1 (programmed - death - 1) or PD - L1 (programmed death ligand - 1). References: 1. EU4 and UK, DRG & proprietary market research. 2. All EU and UK, per Evaluate Pharma Dec 2022. 3. EU4 + UK only, DRG EU4 & UK 25

2023 Q1 Q2 Q3 Q4 Regulatory • First approvals in the UK (aumolertinib / sugemalimab) • EMA submission for sugemalimab stage IV NSCLC Data • Lerociclib data cuts from Phase 2 & Phase 3 metastatic breast cancer studies to confirm clinical profile at larger scale • Aumolertinib TREBLE chemo combo study exploratory analysis Key milestones anticipated in 2023 and beyond Milestone Timing Estimates 2024 Abbreviations: EMA – European Medicines Agency; NSCLC – non - small cell lung cancer. 26

Strong cash position $1.4B* Unaudited cash, cash equivalents, short - term investments Estimated cash runway into 2028 *This estimated cash, cash equivalents, and short - term investments figure is preliminary and unaudited, represents a management estimate as of the date of this Presentation and is subject to completion of EQRx's financial closing procedures. EQRx's independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any o ther form of assurance with respect to, such estimated cash, cash equivalents, and short - term investments figure. 27

Summary & company highlights Therapies with best - in - class, best - in - combination potential Large and defined market opportunity Anticipating approvals ex - US starting in 2023 Complementary early - stage pipeline assets Strong balance sheet: $ 1.4B cash, cash equivalents, and short - term investments * *This estimated cash, cash equivalents, and short - term investments figure is preliminary and unaudited, represents a management estimate as of the date of this Presentation and is subject to completion of EQRx's financial closing procedures. EQRx's independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any o ther form of assurance with respect to, such estimated cash, cash equivalents, and short - term investments figure. 28

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Pipeline Overview

LATE-STAGE PROGRAM		PHASE 1	PHASE 2	PHASE 3	FILED	APPROVED
Aumolertinib *EGFRi for EGFRm NSCLC*	*Europe / United Kingdom[1]*					
	United States					
	China (Hansoh Pharma maintains rights)					
Lerociclib *CDK4/6i for breast & endometrial cancers*	*Europe / United Kingdom*					
	United States					
	China (Genor Biopharma holds rights)					
Sugemalimab *PD-L1 for NSCLC, ENKTL & other cancers*	*Europe / United Kingdom[2]*					
	United States[3]					
	China (Pfizer hold rights)					

KEY

EQRx holds development and commercialization rights

EQRx does not hold development or commercialization rights

Expected progress in 2023

OTHER CLINICAL PROGRAMS

Nofazinlimab *PD-1 for HCC*

EQ121 *JAK1 for AD, other I&I*

OTHER PRECLINICAL / DISCOVERY PROGRAMS

EGFRxcMet Ab

ERα-PROTAC

Selective PARPi

Additional targets in oncology and I&I

This pipeline describes investigational assets as of January 11, 2023. The safety and efficacy of these investigational assets have not been established, except where indicated (in China)

(1) An MAA for EGFR-mutated NSCLC is currently under review by the MHRA; another MAA for EGFR-mutated NSCLC is also currently under review by the EMA. (2) An MAA for Stage IV NSCLC is currently under review by the MHRA. We plan to submit an MAA to the EMA for Stage IV NSCLC in 2023. (3) We do not expect to pursue regulatory approval for sugemalimab in combination with chemotherapy for Stage IV NSCLC in the United States. Sugemalimab was granted Breakthrough Therapy designation by the U.S. FDA for ENKTL in 2020.

Abbreviations: AD – atopic dermatitis; **CDK4/6i** - cyclin-dependent kinase 4 and 6 inhibitor; **EGFR(i)** – epidermal growth factor receptor (inhibitor); **EGFRm** – epidermal growth factor receptor mutated; **EGFRxcMet Ab** - EGFR and mesenchymal-epithelial transition (MET) bispecific antibody; **ENKTL** - extranodal natural killer/T cell lymphoma; **ERα-PROTAC** - estrogen receptor alpha proteolysis targeting chimera; **FDA** - Food and Drug Administration; **HCC** - hepatocellular carcinoma; **I&I** – inflammation & immunology; **JAK1** - Janus kinase 1; **MAA** – marketing authorization application ; **MHRA** – Medicines and Healthcare products Regulatory Agency **NSCLC** – non-small cell lung cancer; **PARPi** - Poly (ADP-ribose) polymerase inhibitor; **PD-1** - programmed-death-1; **PD-L1** - programmed death ligand-1.

EQRx

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